Exhibit 99.1

Clinical - Stage Biopharmaceutical Company Focused on Next Generation Therapeutics Meeting Unmet Patient Needs APRIL 2022

Safe Harbor Statement This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 . These statements are identified by the use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential” and similar expressions that are intended to identify forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc . (“Hoth” or the “Company”) to differ materially from the results expressed or implied by Hoth Therapeutics . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth’s reports that it files from time to time with the Securities and Exchange Commission (the “Commission”) and which you should review, including those statements under “Item 1 A – Risk Factors” in Hoth’s Annual Report on Form 10 - K, as may be amended by its Quarterly Reports on Form 10 - Q and other reports that Hoth files with the Commission . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to : the adverse impact of the ongoing COVID - 10 pandemic ; changes to our anticipated sources of revenues ; competitive conditions ; difficulties in obtaining regulatory approvals for the Company’s product candidates ; changes in economic and political conditions ; the success of our research and development initiatives and other factors . These forward - looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . If such forward - looking statements prove to be inaccurate, the inaccuracy may be material . You should not regard these statements as representation or warranty by Hoth or any other person that Hoth will achieve its objectives and plans in any specified timeframe, or at all . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . The Company disclaims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law .

OUR MISSION Hoth Therapeutics is a biopharmaceutical visionary dedicated to finding, investigating and developing early - stage therapeutics that will change the way diseases are managed and treated . Hoth Therapeutics seeks to develop drugs that improve treatments and address significant unmet needs for patients . Hoth Therapeutics follows the science to find the ideal indications for each asset and partners with leading companies in the space to bring therapies to market . At Hoth Therapeutics, we understand how devastating it can be to live with a chronic illness, be diagnosed with a rare disease, or the only option is to take a medicine that causes unrelenting side effects . We believe that every patient deserves to get the therapies they need to address their disease and improve their quality of life .

Key Investment Highlights Clinical Programs Robust Pre - Clinical Development Programs Targeting Unmet Medical Needs to Address Broad Market Experienced Management and Advisory Board

www.hoththerapeutics.com NASDAQ: HOTH Pipeline: Multiple Shots on Goal 5

www.hoththerapeutics.com NASDAQ: HOTH 6 HT - 001 Phase 2a Clinical Trial in Humans Targeted for Q1 2023 HT - KIT Orphan Drug Designation/ Pre - IND submission Targeted for Q4 2022 BioLexa Lotion Phase 1b Clinical Trial in Humans for Treatment of Mild to Moderate Atopic Dermatitis in progress PRIMARY DEVELOPMENT HT - ALZ Alzheimer’s Disease HT - TBI **NEW Traumatic Brain Injury/ Stroke

www.hoththerapeutics.com 7 NASDAQ: HOTH HT - 001 : Value Proposition Market Growth: EGFR Inhibitor Skin Toxicity market predicted to grow from $52M in 2018 to $391M by end of 2030* Mechanism of Action : 12 - week study conducted at GW suggests the topical application of HT - 001 significantly reduces erlotinib - induced cutaneous toxicities applied preventatively or proactively . It supports that HT - 001 may be used as a topical intervention to treat EGFR - inhibitor - induced cutaneous toxicity . ** Addresses Unmet Need: No current approved product on the market that specifically treats EGFR inhibitor cutaneous toxicities, which occur in up to 90% of patients undergoing EFGR inhibitor therapy.*** *EGFR Inhibitors - Induced Skin Disorders - Market Insights, Epidemiology, and Market Forecast - 2030 **https://ir.hoththerapeutics.com/ht - 001 ***https://jamanetwork.com/journals/jamadermatology/article - abstract/2767656

Recent Milestones: HT - 001

www.hoththerapeutics.com NASDAQ: HOTH IND - Opening Trial: CLEER - 001 Phase 2a Dose Ranging Study • A Randomized, Placebo - Controlled, Parallel Phase 2a Dose Ranging Study to Investigate the Efficacy, Safety, and Tolerability of Topical HT - 001 for the Treatment of Cutaneous Toxicities Associated with EGFR Inhibitors • 2 parts: • Part 1: Open - label treatment with HT - 001 2% for 6 weeks (PK cohort) • Part 2: Randomized double - blind treatment with HT - 001 0.5%, 1%, 2% or placebo Open - Label PK Cohort (6 weeks treatment + 2 weeks follow - up) N = 12 patients DSMB Review Part 1 Randomized, Double Blind Period (6 weeks treatment + 2 week treatment follow - up) N = 140 patients Part 2 9

www.hoththerapeutics.com NASDAQ: HOTH Proposed HT - 001 Phase 2a Clinical Trial Design A Randomized, Placebo - Controlled, Parallel Phase 2a Dose Ranging Study to Investigate the Efficacy, Safety, and Tolerability of Topical HT - 001 for the Treatment of Skin Toxicities Associated with EGFR Inhibitors 2.0% HT - 001, QD 6 weeks Open - Label Treatment HT - 001 + EGFR Inhibitor Therapy* *Oral antibiotics will be provided for rash severity 3; topical rescue therapy for all patients as needed Cancer patients initiate EGFR inhibitor therapy (n = 12) Screening Development of Rash (grade ≤3) 0 - 4 weeks Enrollment 2 - weeks after last dose Follow - up Cohort 10 Part 1: Open - Label PK Cohort

www.hoththerapeutics.com NASDAQ: HOTH Proposed HT - 001 Phase 2a Clinical Trial Design A Randomized, Placebo - Controlled, Parallel Phase 2a Dose Ranging Study to Investigate the Efficacy, Safety, and Tolerability of Topical HT - 001 for the Treatment of Skin Toxicities Associated with EGFR Inhibitors Part 2: Randomized, Double - Blind Cohort 11

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Proactive Topical HT-001 Significantly Reduces EGFR Inhibitor-Induced Cutaneous Toxicity

Erlotinib (no Veh C) – Week 12



Erlotinib + Topical HT-001 Initiated Week 1 - Week 12



Erlotinib + Topical HT-001 Initiated Week 6 – Week 12



Group	Change Compared to Erlotinib Only Group: Facial Skin Lesions at 12 weeks	Change Compared to Erlotinib Only Group: Hair Loss at 12 weeks
Preventative Topical HT-001 + Erlotinib	58.5% Reduction (p<001 vs Erl and p<0.01 vs control)	56.2% reduction in hair loss (p<0.001 vs Erl and p<0.001 vs control)
Proactive (week 6) Topical HT-001 + Erlotinib	47.8% reduction (p<0.001 vs Erl and p<0.001 vs control)	44.4% reduction in hair loss (p<0.001 vs Erl and p<0.001 vs control)

Unpublished data from William Weglecki lab at George Washington University

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www.hoththerapeutics.com 13 NASDAQ: HOTH HT - KIT : Value Proposition Market Growth: Global systemic mastocytosis treatment revenue is $128M and projected to grow at 5.8% CAGR through 2031* Mechanism of Action : HT - KIT is an antisense oligonucleotide that results in non - functional cKIT via mRNA frameshift . ** Addresses Unmet Need: KIT D816V mutation found in >80% of adult systemic mastocytosis cases results in confirmational changes that make some tyrosine kinase inhibitor drugs ineffective.** cKIT is also implicated in gastrointestinal stromal tumors, acute myeloid leukemia, and other rare cancers *Global Systemic Mastocytosis Treatment Market Research Report, January 2022, Market.US **Snider et al., Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms, Molecular Therapy (2021), https://doi.org/10.1016/j.ymthe.2021.08.009

Recent Milestones: HT - KIT

www.hoththerapeutics.com NASDAQ: HOTH Systemic delivery of human HT - KIT inhibits tumor growth in a humanized xenograft mast cell neoplasia model HT - KIT 15 Figure from Snider 2021 HT - KIT

www.hoththerapeutics.com NASDAQ: HOTH HT - KIT reduces liver infiltration of neoplastic mast cells in a humanized xenograft model of mast cell neoplasia HT - KIT HT - KIT 16 Figure from Snider 2021 HT - KIT HT - KIT

www.hoththerapeutics.com 17 NASDAQ: HOTH HT - ALZ: Value Proposition Market Growth: The Global Alzheimer’s Disease Treatment Market is expected to grow at a CAGR of around 12.8% from 2020 to 2027 and reach the market value of over $5.2B by 2027.* Mechanism of Action : HT - ALZ targets Substance P** in the brain, which has both negative (inflammatory) and positive (anti - amyloidogenic, memory, neuroprotective) roles in Alzheimer’s disease . The precise MoA of HT - ALZ is currently under investigation . Addresses Unmet Need: There are currently no drugs approved that are considered disease modifying and demonstrate cognitive improvement. Preclinical data with HT - ALZ indicates HT - ALZ may provide both therapeutic benefits. *https ://ww w.a cumenresearchandconsulting.com/alzheimers - disease - treatment - market **Martinez AN, Philipp MT. Substance P and Antagonists of the Neurokinin - 1 Receptor in Neuroinflammation Associated with Infectious and Neurodegenerative Diseases of the Central Nervous System. J Neurol Neuromedicine. 2016;1(2):29 - 36. doi:10.29245/2572.942x/2016/2.1020 **Severini C, Petrella C, Calissano P. Substance P and Alzheimer's Disease: Emerging Novel Roles. Curr Alzheimer Res. 2016;13(9):964 - 72. doi: 10.2174/1567205013666160401114039. PMID: 27033058.

Recent Milestones: HT - ALZ

HT - ALZ Abstract Accepted at AAIC 2022 July 31 – August 4 in San Diego, CA

www.hoththerapeutics.com 20 NASDAQ: HOTH HT - TBI: Value Proposition Market Growth: The global stroke management market size was valued at $31.7B in 2020, and is projected to reach $67.7B by 2030, registering a CAGR of 7.8% from 2021 to 2030.* The traumatic brain injuries treatment market to account $201.1B by 2029 by growing at a CAGR of 5.00% in the forecast period of 2022 - 2029.** Mechanism of Action: Target neurokinin - 1/substance P to prevent downstream inflammatory pathways leading to secondary brain injury (edema, inflammation) Addresses Unmet Need: Management believes there are currently no drugs approved for acute, point - of - care of TBI and stroke *Stroke Management Market Statistics 2030, Allied Market Research **Global Traumatic Brain Injuries Treatment Market – Industry Trends and Forecast to 2029, Data Bridge Market Research

Upcoming Milestones: HT - TBI • Submit BARDA Grant paperwork

www.hoththerapeutics.com 22 NASDAQ: HOTH BioLexa Lotion : Value Proposition Market Growth: Atopic dermatitis market predicted to grow from $6.4B in 2017 to $18.3B by end of 2027* Mechanism of Action : Novel mixture of two previously approved compounds targeting the underlying Staphylococcus aureus infection hypothesize to potentiate Atopic Dermatitis (AD) or eczema flares - First compound prevents biofilm formation, which protects the underlying infection, allowing the second, an antibiotic, to more effectively treat the underlying infection . Addresses Unmet Need: Non - corticosteroid treatment targeted for treatment of both pediatric and adult mild to moderate AD populations *Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast,2017 - 2027

Recent Milestones: BioLexa Lotion • The interim safety review of Cohort 1 healthy subjects indicates that BioLexa was well tolerated with no serious adverse events and no drug - related treatment - emergent adverse events observed. • Cohort 2 with patients with mild to moderate atopic dermatitis started Q4 2021 • Cohort 2 Interim Review (n=7) target for May 2022 • Cohort 2 enrollment and dosing expected to conclude Q3 2022

www.hoththerapeutics.com NASDAQ: HOTH BioLexa Phase 1b Clinical Study Design A Randomised, Double - Blind, Vehicle Controlled, Sequential Group Study to Determine the Safety, Tolerability, Pharmacokinetics and Efficacy of Twice Daily Application of Topical BioLexa Œ in Adult Healthy Subjects and Patients with Mild to Moderate Atopic Dermatitis 24

www.hoththerapeutics.com NASDAQ: HOTH BioLexa: Proof - of - Concept Results Either Alone Not Adequate Combination Works Best DTPA alone Gentamicin alone Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on Staphylococcus aureus using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis This study concluded that the combination of gentamicin and Ca - DTPA is more effective to reduce bacteria growth and inhibit the formation of biofilms than each compound individually. Combination reduced bacteria below LOQ Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on Staphylococcus aureus using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis 25

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Recent Milestones & Upcoming Catalysts: Primary Development

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
HT-001 (Cutaneous toxicity of EGFR Inhibitors)	Clinical Protocol Development	Clinical Site Selection GLP Tox Studies Completed	Initiate GMP Manufacturing and Validation Activities	GMP Manufacturing Completed	US IND submission Clinical Site Training
HT-KIT (Mastocytosis/ mast cell neoplasms/GIST/AML anaphylaxis)	Drug Substance (API) Manufacturing Feasibility	FDA Grants Orphan Drug Designation (Mastocytosis)	Formulation Development	Humanized cancer model studies	Pre-IND Submission
HT-ALZ (Alzheimer's disease)	Results from amyloid beta microdialysis study at WashU	Initiate chronic dosing Alzheimer's mouse model study at WashU	Chronic dosing study results	Preclinical Dose Ranging Studies AAIC Presentation	Preclinical Studies Formulation Development
HT-TBI (Traumatic Brain Injury/Stroke)		Concept	BARDA Grant Pre-Application Submission		BARDA Submission
BioLexa Lotion (Atopic Dermatitis)	Initiate Phase 1b Cohort 2 with atopic dermatitis patients Official Cohort 1 Results	Phase 1b Cohort 2 Patient Dosing	Phase 1b Cohort 2 Interim Data Review	Phase 1b Cohort dosing completed	Phase 1b Cohort 2 Results

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www.hoththerapeutics.com NASDAQ: HOTH 27 PRECLINICAL DEVELOPMENT HT - 003 Acne, Inflammatory Bowel Diseases HT - 004 Asthma, Allergic Inflammation

www.hoththerapeutics.com 28 NASDAQ: HOTH HT - 003: Value Proposition Market Growth: The global acne treatment market size was valued at $5.46 Bn in 2019 & is projected to reach $7.19 Bn by 2027, with a CAGR of 4.6% during forecast period.* IBD Treatment market was valued at USD 15.87 billion by 2019, growing with 4.1% CAGR during the forecast period, 2020 - 2026** Mechanism of Action : Group of novel inhibitors of retinoic acid metabolism (collectively called RAMBAs), which prolong the presence of retinoic acid . Retinoids play key role in the regulation of immune cells and inflammation and are also important for differentiation of the skin . Addresses Unmet Need: Focuses on restoring immune system rather than inducing immune suppression (current therapies) *https:// www.fortunebusinessinsights.com/acne - treatment - market - 103361 **https:// www.marketwatch.com/press - release/inflammatory - bowel - disease - ibd - treatment - market - analysis - share - trends - size - forecast - from - 2020 -- - 2030 - 2021 - 11 - 01?tesla=y

Recent Milestones: HT - 003 • Dermatology preclinical studies with 3 molecules completed for acne in Q1 2022 • IBD initial preclinical ex vivo studies 4 molecules completed in Q1 2022 • Pharmacology: metabolite profiling and single dose pharmacokinetic studies complete for 3 lead molecules

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HT-003-D : Dermal Preclinical Study Results


TLR2 (6 hr)
**
****
****
ns
Relative Gene Expression
2.5
2.0
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003
NFKB1 (6 hr)
*
**
ns
Relative Gene Expression
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003

TLR2 is one of the most critical genes for acne pathophysiology

Data shows that HT-003 significantly downregulates TLR2 expression after challenge with PGN (TLR2 agonist) in an in vitro human keratinocyte model

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www.hoththerapeutics.com 31 NASDAQ: HOTH HT - 003 - IBD: Preclinical Study Results 0 50 100 150 IL - 17alpha release (% Control) 0 50 100 150 200 250 IL - 22 release (% Control) 0 50 100 150 IL - 22 release (% Control) 0 50 100 150 200 IL - 17alpha release (% Control) Ulcerative Colitis Ex Vivo Tissue (n = 2 donors) BIRB796 = positive therapeutic control 0 50 100 150 IL - 10 release (% Control) 0 50 100 150 200 IL - 10 release (% Control) HT - 003 molecules reduce inflammatory cytokines associated with IBD and promotes intestinal homeostasis CFW = HT - 003 molecules 1 – 4 unique entities

www.hoththerapeutics.com 32 NASDAQ: HOTH HT - 003 - IBD: Preclinical Study Results 0 50 100 150 IL - 17alpha release (% Control) 0 50 100 150 IL - 22 release (% Control) Crohn’s Ex Vivo Tissue (n = 1 donor) BIRB796 = positive therapeutic control CFW = HT - 003 molecules 1 – 4 unique entities HT - 003 molecules reduce inflammatory cytokines associated with IBD and promotes intestinal homeostasis 0 50 100 150 IL - 10 release (% Control)

www.hoththerapeutics.com 33 NASDAQ: HOTH HT - 004: Value Proposition Market Growth: The global asthma therapeutics market reached a value of $17.6B in 2020. The market is expected to reach a value of $19.13B by 2026, expanding at a CAGR of 1.60% during 2021 - 2026.* Mechanism of Action : Target IgE receptor trafficking to prevent downstream inflammatory pathways Addresses Unmet Need: New class of drug for maintenance treatment of asthma with potential for a better safety profile *Asthma Therapeutics Market: Global Industry Trends, Share, Size, Growth, Opportunity and Forecast 2021 - 2026, imarc

Recent Milestones: HT - 004 • Development of humanized mouse model for HT - 004 target completion Q2 2022 • Testing in the humanized mouse model with HT - 004 will be initiated pending completion of the model

www.hoththerapeutics.com NASDAQ: HOTH HT - 004: Asthma & Allergic Inflammation • Peribronchiolar Inflammation was reduced by inhalation of HT - 004 that targets FcER1 - beta alternative exon splicing. • Ovalbumin inhalation induced airway - centric recruitment of inflammatory cells predominated by eosinophils admixed with lymphocytes, macrophages, and fewer mast cells. • Inflammatory cell recruitment was minimal in lungs of mice lacking the ovalbumin - induced allergic airway disease and administered only PBS vehicle control. • Inflammatory cell recruitment was moderate to marked resulting in expansion of peribronchiolar connective tissues by several cells thick in some areas for mice in control treatment groups with ovalbumin - induced allergic airway disease (vehicle control and oligo (non - target) control. • Despite ovalbumin - induced allergic airway induction, lungs from mice receiving inhalation of HT - 004 had reduced inflammatory cell recruitment around bronchioles. 0 1 2 3 4 5 Bronchiolar inflammation score n.s. **** **** 35

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Recent Milestones and Upcoming Catalysts: Pre-Clinical

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
HT-003D (Acne)	Mouse model studies	Pharmacology studies			
HT-003IB (IBD)	Ex Vivo tissue studies with additional donors	Pharmacology studies	Intellectual Property		
HT-004 (Asthma/ Allergy)	Humanized mouse model development	Humanized mouse model development	Humanized mouse model development	Humanized mouse model studies	preliminary
HT-002 (COVID-19)	New peptide screening	Viral variant testing			
HT-006 (HAP/VAP)	Antibiotic time course studies	RNASeq for target genes	Antibiotic synergy studies	Data Review/Selection	

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www.hoththerapeutics.com NASDAQ: HOTH Breath Detect Diagnostic Device Sensor on Chip Breath Collection Tube 37

www.hoththerapeutics.com NASDAQ: HOTH Direct Detect Breath Diagnostic Device System • Novel diagnostic platform technology that uses nanohole array (NHA) based plasmonic sensors for detection of a wide range of target analytes in breath • Infectious Diseases: Detection of target viruses, bacterial or fungal proteins directly for identification of active infection. • Volatile organic compounds (VOCs) present in breath have been linked to a wide range of diseases as a result of altered metabolism. VOCs are low molecular weight and are expressed in distinct, immediate changes as a result of the disease state. • Sensor is currently in research stage development for performance and manufacturing in contract with Zimmer and Peacock (UK) 38

Market overview 39 Point of Care & Rapid Diagnostics Market by Product (Glucose, Infectious Disease(HIV, Hepatitis C), Pregnancy Test), Platform (Microfluidics, Dipsticks), Mode of Purchase (OTC, Prescription), End User (Pharmacy, Hospital, Home) - Global Forecast to 2027. Markets and Markets.

www.hoththerapeutics.com NASDAQ: HOTH Investment Highlights x Offers strong intellectual property portfolio, including exclusive licenses to patents and trademarks x Multiple shots on goal with diversified portfolio and market x Multiple assets have platform technology possibilities x 32.2 million shares outstanding (as of April 25, 2022) x Cash on hand is sufficient to take company through the clinical and pre - clinical programs in current pipeline Diverse and Robust Pipeline of Pre - Clinical Candidates x Addressing multi - billion dollar unmet market opportunities across indications x BioLexa Lotion - Novel mixture of two FDA - approved compounds – in clinical phase of development x HT - 001 – no approved product/competitor currently on the market , clinical trial projected for early 2023 Two Programs in Clinical Stage of Development Clean Financials Experienced Management, Board and Scientific Advisors x Experienced management team, board of directors and scientific advisors with proven financial, capital markets and drug development experience 40

www.hoththerapeutics.com NASDAQ: HOTH 41 Appendix

www.hoththerapeutics.com NASDAQ: HOTH Management Team Jonathan Zippin, M.D., Ph.D. Senior Scientific Advisor Hoth Therapeutics, Inc. Associate Attending Dermatologist Vice Chair of Research Associate Professor of Dermatology & Pharmacology Weill Cornell Medical College David Briones Chief Financial Officer 42 Stefanie Johns, Ph.D. Chief Scientific Officer Robb Knie Chief Executive Officer

www.hoththerapeutics.com NASDAQ: HOTH Board of Directors Graig Springer, J.D. Director Hoth Therapeutics, Inc. Vice President Legal & Regulatory Brookfield Asset Management 43 David Sarnoff, Esq. Director Hoth Therapeutics, Inc. Founder & Principal The Sarnoff Group, LLC Wayne Linsley Director Hoth Therapeutics, Inc. President Flagship Group, Inc.

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Scientific Advisory Board



Carla Yuede, Ph.D.
Associate Professor of Psychology
Director of Animal Behavior Core Lab
Washington University School of Medicine at St. Louis



Adam Friedman, M.D. F.A.A.D.
Professor & Chair of Dermatology
Residency Program Director
Director Translational Research
Director of Supportive Oncodermatology
The George Washington University



Mario Lacouture, M.D.
Attending Physician
Director of Oncodermatology
Memorial Sloan Kettering Cancer Center

Professor in Department of Dermatology
Weill Cornell Medicine



Glenn Cruse, Ph.D.
Assistant Professor of Immunology
North Carolina State University



Andrew Herr, Ph.D.
Associate Professor
Division of Immunobiology and Center for Systems Immunology
Cincinnati Childrens Hospital

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www.hoththerapeutics.com NASDAQ: HOTH Scientific Advisory Board Michael Peters, Ph.D. Professor of Chemical and Life Science Engineering Virginia Commonwealth University Vincent Njar, Ph.D. Professor of Medicinal Chemistry and Pharmacology University of Maryland, Baltimore Head, Medicinal Chemistry Section Center for Biomolecular Therapeutics William Weglicki, M.D. Professor of Biochemistry and Molecular Medicine Professor of Medicine George Washington School of Medicine & Health Sciences John Cirrito, Ph.D. Associate Professor of Neurology Washington University School of Medicine at St. Louis 45

THANK YOU Contact Information Investor Relations: LR Advisors Hoth Therapeutics, Inc. (678) 570 - 6791 investorrelations@hoththerapeutics.com :HOTH